                                                                     EXHIBIT 99

                                                             [1ST BANCORP LOGO]
                                                          Annie Astor-Carbonell
                                                Senior Executive Vice President
                                                    and Chief Financial Officer
                                                                 (787) 729-8088
                                                    annie.astor@firstbankpr.com

                             FIRST BANCORP REPORTS
                          EARNINGS PER SHARE INCREASE
                                   OF 10.0%

         SAN JUAN, PUERTO RICO, JULY 16, 2003--FIRST BANCORP (NYSE:FBP), THE SECOND LARGEST PUERTO RICO FINANCIAL HOLDING COMPANY WITH DIVERSIFIED BANKING OPERATIONS IN PUERTO RICO AND THE US AND BRITISH VIRGIN ISLANDS, REPORTED TODAY EARNINGS FOR THE QUARTER ENDED JUNE 30, 2003.

         NET INCOME WAS $29,270,698 OR $.56 PER SHARE BASIC AND $.55 PER SHARE DILUTED, FOR THE SECOND QUARTER OF 2003, AS COMPARED TO EARNINGS OF $26,979,054 OR $0.51 PER SHARE BASIC AND $0.50 PER SHARE DILUTED FOR THE SECOND QUARTER OF 2002. THESE RESULTS REPRESENT AN INCREASE IN DILUTED EARNINGS PER SHARE OF 10.0% FOR THIS QUARTER. RETURN ON ASSETS (ROA) AND RETURN ON COMMON EQUITY
(ROCE) WERE

FIRST BANCORP REPORTS EARNINGS PER SHARE
INCREASE OF 10.0%                                                         PAGE 2


1.26% AND 18.47% RESPECTIVELY, FOR THE QUARTER AS COMPARED TO 1.30% AND 22.75% RESPECTIVELY, FOR THE SAME QUARTER OF 2002. THE REASON FOR THE DECREASE IN THE ROCE IS AN INCREASE IN THE MARKET VALUATION ON THE INVESTMENT SECURITIES OF $53.2 MILLION, WHICH INCREASES THE BASE EQUITY (DENOMINATOR) AND CAUSES A SIGNIFICANT FLUCTUATION IN THIS RATIO. BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES FOR THE 2003 SECOND QUARTER WERE 39,996,593 AND 40,978,074, RESPECTIVELY.

         FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2003, EARNINGS WERE $65,698,994 OR $1.30 PER SHARE (BASIC) AND $1.28 PER SHARE (DILUTED), AS COMPARED TO $52,628,572, OR $.99 PER SHARE BASIC AND DILUTED. BASIC AND DILUTED WEIGHTED AVERAGE SHARES FOR THE 2003 YEAR-TO-DATE PERIOD WERE 39,975,825 AND 40,851,594, RESPECTIVELY.

         COMMENTING ON THIS QUARTER RESULTS, MR. ANGEL ALVAREZ-PEREZ, CHAIRMAN, PRESIDENT, AND CEO OF FIRST BANCORP SAID,

FIRST BANCORP REPORTS EARNINGS PER
SHARE INCREASE OF 10.0%                                                   PAGE 3


"OUR CORE LENDING OPERATIONS HAVE CONTINUED TO GROW, ESPECIALLY COMMERCIAL, AUTO, AND RESIDENTIAL MORTGAGES. WE HAVE MANAGED THE BALANCE SHEET PRUDENTLY, BY NOT PURCHASING NEW FIXED RATE INVESTMENTS AT THE CURRENT LOW RATE ENVIRONMENT. THIS HAS AFFECTED OUR SHORT TERM NET INTEREST INCOME, BUT WILL PROBABLY BENEFIT OUR INSTITUTION OVER THE MEDIUM TO LONG TERM, AS WE WILL PROBABLY BE POISED TO ENTER THE MARKET WITH HIGHER RATE SECURITIES GOING FORWARD. ON THE ASSET QUALITY SIDE, OUR NON-PERFORMING LOANS AND CHARGE OFFS REMAINED STABLE, WHICH IS REMARKABLE, WHEN CONSIDERING AN OVERALL WEAK ECONOMY."

         NET INTEREST INCOME, THE CORPORATION'S MAIN SOURCE OF INCOME, DECREASED BY $4.6 MILLION FROM $68.5 MILLION DURING THE SECOND QUARTER OF 2002, TO $63.9 MILLION DURING THE SECOND QUARTER OF 2003, DUE TO THE SALE OF A PORTION OF THE INVESTMENT PORTFOLIO DURING MARCH. THIS IS A TEMPORARY DECREASE TOTALLY ATTRIBUTED TO THE CORPORATION'S STRATEGY OF

FIRST BANCORP REPORTS
EARNINGS PER SHARE INCREASE OF 10.0%                                      PAGE 4


NOT REINVESTING PROCEEDS OF MORTGAGE BACKED SECURITIES SALES AND PREPAYMENTS IN LONG TERM FIXED RATE MORTGAGE BACKED SECURITIES AT THE CURRENT LOW RATES. NET INTEREST MARGIN ON A TAX EQUIVALENT BASIS WAS 3.07% FOR THE QUARTER ENDED JUNE 2003, AS COMPARED TO 4.04% FOR THE QUARTER ENDED JUNE 2002 AND 3.68% FOR THE PREVIOUS QUARTER ENDED MARCH 2003. FLUCTUATIONS ARE THE RESULT OF THE INVESTMENT STRATEGY EXPLAINED ABOVE.

         OTHER INCOME AMOUNTED TO $23.0 MILLION FOR THE SECOND QUARTER OF 2003, AS COMPARED TO $11.0 MILLION FOR THE SECOND QUARTER OF 2002. OTHER INCOME INCLUDED A GAIN ON SALE OF INVESTMENTS OF $10.1 MILLION, IN THE CORPORATION'S EQUITY PORTFOLIO, AND A DERIVATIVE LOSS OF $678,000. OTHER INCOME, EXCLUDING THE NET GAINS ON SALES OF INVESTMENTS AND DERIVATIVE LOSSES FOR BOTH PERIODS, WAS $13.5 MILLION FOR THE JUNE 2003 QUARTER, IN LINE WITH THE $13.5 MILLION FOR THE JUNE 2002 QUARTER.

FIRST BANCORP REPORTS EARNINGS PER SHARE
INCREASE OF 10.0%                                                         PAGE 5


         NET CHARGE OFFS WERE $9.9 MILLION (.65% OF AVERAGE LOANS) FOR THE SECOND QUARTER OF 2003, AS COMPARED TO $9.8 MILLION (.87% OF AVERAGE LOANS) DURING THE SECOND QUARTER OF 2002, AND $10.6 MILLION (.74% OF AVERAGE LOANS), DURING THE FIRST QUARTER OF 2003. THE CHARGE OFFS RATIO IS AT THE LOWEST LEVEL OF THE LAST 10 YEARS, IN SPITE OF UNCERTAIN ECONOMIC CONDITIONS, DUE TO THE CORPORATION'S EFFECTIVE RISK MANAGEMENT INFRASTRUCTURE.

         THE EFFICIENCY RATIO WAS 45.20% AND 40.05% FOR THE THREE MONTHS ENDED JUNE 30, 2003 AND 2002 RESPECTIVELY, ONE OF THE BEST IN THE INDUSTRY. AN INCREASE IN EXPENSES OF $7.4 MILLION IS MAINLY ATTRIBUTABLE TO $6.2 MILLION EXPENSE FOR THE QUARTER OF THE FORMER CHASE VIRGIN ISLANDS OPERATIONS ACQUIRED DURING OCTOBER 2002.

         TOTAL ASSETS WERE $9,934 MILLION AS OF JUNE 30, 2003, AS COMPARED TO $8,649 MILLION AS OF JUNE 30, 2002 AND $9,644 MILLION AS OF DECEMBER 31, 2002. LOANS RECEIVABLE INCREASED

FIRST BANCORP REPORTS EARNINGS PER SHARE
INCREASE OF 10.0%                                                         PAGE 6

BY 34% TO $6,299 MILLION, AS COMPARED TO $4,690 MILLION AS OF JUNE 30, 2002. THE LARGEST LOAN VOLUME INCREASES WERE ACHIEVED IN THE COMMERCIAL AND RESIDENTIAL REAL ESTATE PORTFOLIOS.

         NON-PERFORMING LOANS AS OF JUNE 30, 2003 WERE $89.0 MILLION (1.41% OF TOTAL LOANS), AS COMPARED TO $70.3 MILLION (1.50% OF TOTAL LOANS) AND $87.7 MILLION (1.48% OF TOTAL LOANS), AS OF JUNE 30, 2002 AND MARCH 31, 2003, RESPECTIVELY. NON-PERFORMING LOANS REMAINED IN LINE, WHEN COMPARED TO THE MOST RECENT PREVIOUS QUARTER, AS A RESULT OF CONTROLLED DELINQUENCIES, SPECIALLY IN THE BANK'S CONSUMER PORTFOLIOS. THE INCREASE IN DOLLAR AMOUNT, WHEN COMPARED TO THE JUNE 2002 FIGURE, IS COMPOSED MOSTLY OF SECURED REAL ESTATE LOANS, AND IS MAINLY DUE TO: GENERAL GROWTH OF THE COMMERCIAL PORTFOLIOS, THE ACQUISITION OF CHASE'S VIRGIN ISLANDS OPERATIONS, AND A RESIDENTIAL FINISHED HOMES LOAN PROJECT, WHICH WAS INCLUDED IN NON-ACCRUAL DURING

FIRST BANCORP REPORTS
EARNINGS PER SHARE INCREASE OF 10.0%                                      PAGE 7


SEPTEMBER 2002 WITH AN $11.2 MILLION BALANCE. AT JUNE 30, 2003 SUCH LOAN HAD A $4.1 MILLION BALANCE, SINCE 74% OF THE HOMES HAVE BEEN SOLD AND DELIVERED, AND 21% ARE OPTIONED.

         THE ALLOWANCE FOR LOAN LOSSES TO NON-PERFORMING LOANS (RESERVE COVERAGE) WAS 135.5% AS OF JUNE 30, 2003, COMPARED TO 148.1% AS OF JUNE 30,
2002 AND 134.4%, AS OF MARCH 31, 2003. THE SLIGHT DECREASE IN THE RESERVE COVERAGE, WHEN COMPARED TO JUNE 30, 2002, IS DIRECTLY RELATED TO THE INCREASE SINCE SEPTEMBER OF 2002 IN THE NON-PERFORMING LOANS, FOR THE REASONS STATED IN THE PREVIOUS PARAGRAPH. THE IMPROVEMENT SINCE THE MOST RECENT QUARTER IS RELATED TO THE STABILITY DURING 2003 IN THE DELINQUENCIES AND NON-PERFORMING LOANS. MANAGEMENT ANTICIPATES SLIGHTLY LOWER PROVISIONING LEVELS GOING FORWARD, AS THE ASSET QUALITY IN THE CONSUMER LOAN PORTFOLIO, THE SOURCE OF 85% TO 90% OF THE CORPORATION'S CHARGE OFFS, CONTINUES TO IMPROVE.

FIRST BANCORP REPORTS EARNINGS PER SHARE
INCREASE OF 10.0%                                                         PAGE 8

         FIRST BANCORP IS A $9.9 BILLION WELL-CAPITALIZED FINANCIAL HOLDING COMPANY. IT IS THE PARENT COMPANY OF FIRSTBANK PUERTO RICO, WHICH IS THE SECOND LARGEST COMMERCIAL BANK IN PUERTO RICO AND VIRGIN ISLANDS AND OF FIRSTBANK INSURANCE AGENCY. BOTH, FIRST BANCORP AND FIRSTBANK PUERTO RICO, OPERATE WITHIN US BANKING LAWS AND REGULATIONS. THE BANK OPERATES A TOTAL OF 95 FINANCIAL SERVICE FACILITIES THROUGHOUT PUERTO RICO AND THE US AND BRITISH VIRGIN ISLANDS, INCLUDING THE OPERATIONS OF ITS SUBSIDIARIES MONEY EXPRESS, A FINANCE COMPANY, FIRST LEASING AND CAR RENTAL, A CAR AND TRUCK RENTAL LEASING COMPANY IN PUERTO RICO, FIRSTBANK INSURANCE VI AND FIRST TRADE, INC. IN THE US AND BRITISH VIRGIN ISLANDS.

         THE CORPORATION'S COMMON AND PREFERRED SHARES TRADE ON THE NEW YORK STOCK EXCHANGE, UNDER THE SYMBOLS FBP, FBPPRA, FBPPRB, FBPPRC, AND FBPPRD.

         THIS PRESS RELEASE CONTAINS CERTAIN "FORWARD-LOOKING STATEMENTS" CONCERNING THE CORPORATION'S ECONOMIC FUTURE

FIRST BANCORP REPORTS EARNINGS PER
SHARE INCREASE OF 10.0%                                                   PAGE 9


PERFORMANCE. THE WORDS OR PHRASES "EXPECT", "ANTICIPATE", "LIKELY", "LOOK FORWARD", "SHOULD", "PROBABLY" AND SIMILAR EXPRESSIONS ARE MEANT TO IDENTIFY "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

         THE CORPORATION WISHES TO CAUTION READERS NOT TO PLACE UNDUE RELIANCE ON ANY SUCH "FORWARD-LOOKING STATEMENTS", WHICH SPEECH ONLY AS OF THE DATE MADE AND TO ADVISE READERS THAT VARIOUS FACTORS, INCLUDING REGIONAL AND NATIONAL ECONOMIC CONDITIONS, CHANGES IN INTEREST RATES, COMPETITIVE AND REGULATORY FACTORS AND LEGISLATIVE CHANGES, COULD AFFECT THE CORPORATION'S FINANCIAL PERFORMANCE AND COULD CAUSE THE CORPORATION'S ACTUAL RESULTS FOR FUTURE PERIODS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED OR PROJECTED.

         THE CORPORATION DOES NOT UNDERTAKE, AND SPECIFICALLY DISCLAIMS ANY OBLIGATION, TO UPDATE ANY "FORWARD-LOOKING

FIRST BANCORP REPORTS EARNINGS PER SHARE
INCREASE OF 10.0%                                                        PAGE 10

STATEMENTS" TO REFLECT OCCURRENCES OR UNANTICIPATED EVENTS OR CIRCUMSTANCES AFTER THE DATE OF SUCH STATEMENTS.

                                 FIRST BANCORP
                        CONSOLIDATED STATEMENT OF INCOME
                                  (UNAUDITED)
                   DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA


                                                           THREE MONTHS ENDED                     SIX MONTHS ENDED
                                               -----------------------------------------      -------------------------
                                               JUNE 30,        JUNE 30,        MARCH 31,      JUNE 30,        JUNE 30,
                                                 2003            2002            2003           2003            2002
                                               ---------       ---------       ---------      ---------       ---------

INTEREST INCOME:
   Loans                                       $  97,285       $  84,795       $  93,955      $ 191,241       $ 168,289
   Investments                                    25,540          51,553          38,964         64,503         104,775
                                               ---------       ---------       ---------      ---------       ---------
Total interest income                            122,825         136,348         132,919        255,744         273,064
                                               ---------       ---------       ---------      ---------       ---------

INTEREST EXPENSE:
   Deposits                                       27,278          33,736          28,940         56,217          66,280
   Borrowings                                     31,644          34,089          31,542         63,187          68,989
                                               ---------       ---------       ---------      ---------       ---------
Total interest expense                            58,922          67,825          60,482        119,404         135,269
                                               ---------       ---------       ---------      ---------       ---------
Net interest income                               63,903          68,523          72,437        136,340         137,795
                                               ---------       ---------       ---------      ---------       ---------

PROVISION FOR LOAN LOSSES                         12,600          14,500          16,564         29,164          34,301
                                               ---------       ---------       ---------      ---------       ---------

Net interest income after provision
  for loan losses                                 51,303          54,023          55,873        107,176         103,494
                                               ---------       ---------       ---------      ---------       ---------

OTHER INCOME:
   Service charges on deposit accounts             2,370           2,354           2,575          4,945           4,833
   Other fees on loans                             4,995           5,465           5,006         10,001          10,728
   Mortgage banking activities                     1,584             896             359          1,942           1,310
   Net gain (loss) on sale of investments         10,135            (211)         13,686         23,822             617
   Derivative (loss) gain                           (678)         (2,254)            564           (115)         (2,254)
   Rental Income                                     545             577             485          1,030           1,128
   Other operating income                          4,046           4,171           3,497          7,543           7,127
                                               ---------       ---------       ---------      ---------       ---------
Total other income                                22,997          10,998          26,172         49,168          23,489
                                               ---------       ---------       ---------      ---------       ---------

OTHER OPERATING EXPENSES:
   Employees' compensation and benefits           18,314          14,438          18,210         36,524          28,818
   Occupancy and equipment                         8,831           6,862           8,884         17,715          13,690
   Business promotion                              2,706           2,455           2,717          5,423           5,098
   Other taxes                                     1,760           1,644           1,748          3,507           3,287
   Insurance                                         813             722             937          1,751           1,359
   Other                                           6,851           5,727           6,975         13,825          11,445
                                               ---------       ---------       ---------      ---------       ---------
Total other operating expenses                    39,275          31,848          39,471         78,745          63,697
                                               ---------       ---------       ---------      ---------       ---------

INCOME BEFORE INCOME TAX                          35,025          33,173          42,574         77,599          63,286

INCOME TAX PROVISION                               5,754           6,194           6,146         11,900          10,657
                                               ---------       ---------       ---------      ---------       ---------

NET INCOME                                     $  29,271       $  26,979       $  36,428      $  65,699       $  52,629
                                               =========       =========       =========      =========       =========

NET INCOME APPLICABLE TO
    COMMON STOCK                               $  22,520       $  20,228       $  29,677      $  52,197       $  39,724
                                               =========       =========       =========      =========       =========

NET INCOME PER COMMON SHARE - BASIC            $    0.56       $    0.51       $    0.74      $    1.30       $    0.99
                                               =========       =========       =========      =========       =========

NET INCOME PER COMMON SHARE - DILUTED          $    0.55       $    0.50       $    0.73      $    1.28       $    0.99
                                               =========       =========       =========      =========       =========

DIVIDENDS DECLARED PER COMMON SHARE            $    0.11       $    0.10       $    0.11      $    0.22       $    0.20
                                               =========       =========       =========      =========       =========

                                 FIRST BANCORP
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                  (UNAUDITED)
                   DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA


                                                                   JUNE 30, 2003         JUNE 30, 2002       DECEMBER 31, 2002
                                                                   -------------         -------------       -----------------

ASSETS

Cash and due from banks                                             $    81,421           $    68,145           $   108,306
                                                                    -----------           -----------           -----------

Money market instruments                                                817,357                43,010               273,660
                                                                    -----------           -----------           -----------

Investment securities available for sale, at market:
   United States and Puerto Rico Government obligations                  23,080               111,363                28,772
   Mortgage backed securities                                         1,290,465             1,918,574             2,512,606
   Corporate bonds                                                      152,783               139,494               133,742
   Equity investment                                                     36,774                41,731                41,654
                                                                    -----------           -----------           -----------
            Total investment securities available for sale            1,503,102             2,211,162             2,716,774
                                                                    -----------           -----------           -----------

Investment securities held to maturity, at cost:
   United States and Puerto Rico Government obligations                 888,969             1,407,321               638,174
   Mortgage backed securities                                            76,013
   Corporate bonds                                                       64,638                64,223                64,432
                                                                    -----------           -----------           -----------
              Total investment securities held to maturity            1,029,620             1,471,544               702,606
                                                                    -----------           -----------           -----------

Federal Home Loan Bank (FHLB) stock                                      42,595                35,630                35,630
                                                                    -----------           -----------           -----------

Loans receivable:
   Commercial Loans                                                   2,642,112             2,281,347             2,491,358
   Finance Leases                                                       152,235               138,617               143,412
   Consumer Loans                                                     1,199,316             1,020,189             1,149,014
   Residential Loans                                                  2,305,354             1,249,917             1,854,068
                                                                    -----------           -----------           -----------
Total loans receivable                                                6,299,017             4,690,070             5,637,852
Allowance for loan losses                                              (120,563)             (104,150)             (111,911)
                                                                    -----------           -----------           -----------
     Total loans, net                                                 6,178,454             4,585,920             5,525,941
Other real estate owned                                                   2,752                 1,184                 2,938
Premises and equipment, net                                              83,215                76,031                87,595
Accrued interest receivable                                              33,204                34,842                39,282
Other assets                                                            162,594               121,539               151,120
                                                                    -----------           -----------           -----------
     Total assets                                                   $ 9,934,314           $ 8,649,007           $ 9,643,852
                                                                    ===========           ===========           ===========

LIABILITIES & STOCKHOLDERS' EQUITY

Liabilities:
Deposits                                                            $ 5,433,642           $ 4,743,721           $ 5,482,918
Federal funds purchased and securities sold
   under agreements to repurchase                                     2,363,557             2,660,488             2,793,540
Advances from FHLB & Subordinated Notes                                 795,817               420,363               455,815
Payable for unsettle investment trade                                   375,000
Accounts payable and other liabilities                                  111,102                91,543               113,155
                                                                    -----------           -----------           -----------
                                                                      9,079,118             7,916,115             8,845,428
                                                                    -----------           -----------           -----------

Stockholders' equity:
 Preferred Stock                                                        360,500               360,500               360,500
                                                                    -----------           -----------           -----------

Common stock outstanding                                                 40,006                26,600                39,955
Additional paid - in capital                                                676                11,686                    --
Capital Reserve and Surplus                                             219,345               196,792               219,345
Retained earnings                                                       188,644               134,886               145,243
Accumulated other comprehensive income                                   46,025                 2,428                33,381
                                                                    -----------           -----------           -----------
                                                                        855,196               732,892               798,424
                                                                    -----------           -----------           -----------
     Total liabilities and stockholders' equity                     $ 9,934,314           $ 8,649,007           $ 9,643,852
                                                                    ===========           ===========           ===========

BOOK VALUE PER COMMON SHARE                                         $     12.37           $      9.33           $     10.96
                                                                    ===========           ===========           ===========

                                 FIRST BANCORP
                            SELECTED FINANCIAL DATA
                                  (UNAUDITED)
                             DOLLARS IN THOUSANDS


CREDIT QUALITY DATA AT:                     June 30, 2003       June 30, 2002    December 31, 2002
                                            -------------       -------------    -----------------

   Non-performing Assets                       $100,878           $ 79,412           $104,675
                                               --------           --------           --------
   Non-performing Loans                          88,998             70,331             91,765
                                               --------           --------           --------
   Past Due Loans                                28,787             24,823             24,435
                                               --------           --------           --------
   Allowance for Loan Losses                    120,563            104,150            111,911

   Non-performing Assets to Total Assets           1.02%              0.92%              1.09%
                                               --------           --------           --------
   Non-performing Loans to Total Loans             1.41%              1.50%              1.63%
                                               --------           --------           --------
   Allowance to Non-Performing Loans             135.47%            148.09%            121.95%
                                               --------           --------           --------


SELECTED PERFORMANCE RATIOS:                  Three Months Ended        Three Months Ended       Six Months Ended
                                                   June 30,                 March 31,                June 30,
                                            2003             2002             2003             2003            2002
                                         ----------       ----------    ------------------- ----------       ----------

    Net Interest Yield (1)                     3.07%            4.04%            3.68%            3.38%            4.09%
                                         ----------       ----------       ----------       ----------       ----------
    Return on Assets                           1.26%            1.30%            1.56%            1.41%            1.27%
                                         ----------       ----------       ----------       ----------       ----------
    Return on Equity                          13.80%           15.07%           17.92%           15.82%           15.12%
                                         ----------       ----------       ----------       ----------       ----------
    Return on Common Equity                   18.47%           22.75%           26.24%           22.20%           22.53%
                                         ----------       ----------       ----------       ----------       ----------
    Net Write offs to Average Loans            0.65%            0.87%            0.74%            0.70%            0.96%
                                         ----------       ----------       ----------       ----------       ----------
    Efficiency Ratio                          45.20%           40.05%           40.03%           42.45%           39.49%
                                         ----------       ----------       ----------       ----------       ----------

AVERAGE BALANCES:

    Assets                               $9,306,733       $8,298,224       $9,361,776       $9,334,255       $8,297,115
                                         ----------       ----------       ----------       ----------       ----------
    Earnings Assets                       8,972,529        8,079,607        9,012,455        8,992,382        8,068,806
                                         ----------       ----------       ----------       ----------       ----------
    Loans                                 6,067,527        4,515,546        5,730,909        5,900,148        4,434,492
                                         ----------       ----------       ----------       ----------       ----------
    Deposits                              5,373,362        4,613,108        5,356,261        5,364,859        4,477,363
                                         ----------       ----------       ----------       ----------       ----------
    Interest-bearing liabilities          7,891,580        7,272,306        7,979,841        7,935,467        7,291,005
                                         ----------       ----------       ----------       ----------       ----------
    Stockholders Equity                     848,233          716,143          812,917          830,672          696,318
                                         ----------       ----------       ----------       ----------       ----------
    Common Stockholders Equity              487,733          355,643          452,417          470,172          352,614
                                         ----------       ----------       ----------       ----------       ----------

(1) On a taxable equivalent basis.